Exhibit 4.30

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, $0.10 PAR VALUE PER SHARE, OF DDR Corp. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended by amendments thereto and restatements thereof, if any, filed in the office of the Secretary of State of Ohio, to which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. In Witness Whereof, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers. COMMON STOCK PAR VALUE $0.10 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . DDR CORP. INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO President and Chief Executive Officer Executive Vice President, General Counsel and Secretary By AUTHORIZED SIGNATURE 11/20/1992 OHIO IN CO RPORAT ED DDR Corp. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# 23317H 85 4 DD-MMM-YYYY * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample ** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares*** * 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares****0 00000**Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares****00 0000**Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares****000 000**Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares****0000 00**Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares****00000 0**Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 * *Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 ** Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **Shares**** 000000 **S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ZQ 000000 00 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com

DDR CORP. The Common Shares represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation’s Articles of Incorporation, no Person may Beneficially Own Common Shares in excess of 5.0% of the outstanding Common Shares of the Corporation (unless such Person is an Exempt Holder or an Existing Holder), no Person may Constructively Own Common Shares in excess of 9.8% of the outstanding Common Shares of the Corporation and no Person may acquire Beneficial Ownership of any Common Shares after the Effective Date if, as a result of such acquisition, the fair market value of the Shares owned directly and indirectly by Non-U.S. Persons would comprise more than 49% of the fair market value of the issued and outstanding Common Shares. Any Person who attempts to Beneficially Own or Constructively Own Common Shares in excess of the above limitations must immediately notify the Corporation. All capitalized items in this legend have the meanings defined in the Corporation’s Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Common Shares represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT — Custodian (until age ) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the shares represented by the within the Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.